EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Fiserv, Inc. (the “Company”) for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffery W. Yabuki, as President and Chief Executive Officer of the Company, and Thomas J. Hirsch, as Chief Financial Officer, Treasurer and Assistant Secretary of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jeffery W. Yabuki
Jeffery W. Yabuki
President and Chief Executive Officer
February 19, 2016

By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Chief Financial Officer,
Treasurer and Assistant Secretary
February 19, 2016